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                                 MORGAN STANLEY
                     IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                    2005-HE1
                               FICO LESS THAN 550

TABLE OF CONTENTS

1. Purpose
2. Range of Combined Original LTV Ratios (%)
3. Documentation Level
4. Geographic Distribution by State

1.   PURPOSE

------------------------------------------------------------------------------------------------------------------------
                                                                   % OF
                                                                 MORTGAGE
                                                                 POOL BY
                                                  AGGREGATE     AGGREGATE   WEIGHTED   WEIGHTED   WEIGHTED
                                      NUMBER       CUT-OFF       CUT-OFF     AVERAGE   AVERAGE     AVERAGE    WEIGHTED
                                        OF          DATE           DATE       GROSS   REMAINING   COMBINED     AVERAGE
                                     MORTGAGE     PRINCIPAL     PRINCIPAL   INTEREST     TERM     ORIGINAL      FICO
PURPOSE                               LOANS      BALANCE ($)     BALANCE    RATE (%)   (MONTHS)      LTV        SCORE
------------------------------------------------------------------------------------------------------------------------

Purchase                                46        5,774,536       7.28       8.777        355       79.19         527
------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term                   54        7,494,298       9.45       8.822        355       76.91         520
------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                    430       66,035,349      83.27       8.590        355       72.75         525
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 530       79,304,183     100.00       8.625        355       73.61         525
------------------------------------------------------------------------------------------------------------------------

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2.   RANGE OF COMBINED ORIGINAL LTV RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------
                                                                        % OF
                                                                      MORTGAGE
                                                                      POOL BY
                                                        AGGREGATE    AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                              NUMBER     CUT-OFF      CUT-OFF     AVERAGE    AVERAGE     AVERAGE    WEIGHTED
                                                OF        DATE          DATE       GROSS    REMAINING   COMBINED     AVERAGE
                                             MORTGAGE   PRINCIPAL    PRINCIPAL   INTEREST      TERM     ORIGINAL      FICO
RANGE OF COMBINED ORIGINAL LTV RATIOS (%)     LOANS    BALANCE ($)    BALANCE    RATE (%)    (MONTHS)      LTV        SCORE
------------------------------------------------------------------------------------------------------------------------------

10.01 - 15.00                                   1          99,945       0.13        8.99        359       12.50         503
------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                                   2          99,857       0.13       10.95        356       17.01         517
------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                                   2          79,931       0.10       10.17        358       23.74         509
------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                                   2         208,106       0.26       7.539        357       32.91         533
------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                                   5         567,857       0.72       9.143        357       38.81         541
------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                                  11       1,524,267       1.92       8.498        331       41.59         527
------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                                  11       1,564,313       1.97       8.055        352       48.70         515
------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                  14       1,978,519       2.49       8.185        358       52.61         522
------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                  27       4,286,305       5.40       8.421        357       57.73         522
------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                  53       7,976,414      10.06       9.051        356       64.17         524
------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                  62       8,913,732      11.24       8.971        357       69.17         519
------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                  87      14,395,773      18.15       8.556        353       74.70         526
------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                 129      19,045,925      24.02       8.594        357       79.56         523
------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                  90      14,121,883      17.81       8.471        356       84.49         531
------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                  30       3,883,971       4.90       8.585        356       89.76         525
------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                   2         476,313       0.60       7.759        359       92.15         533
------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                  2          81,073       0.10      11.488        258      100.00         531
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                        530      79,304,183     100.00       8.625        355       73.61         525
------------------------------------------------------------------------------------------------------------------------------

Minimum: 12.50
Maximum: 100.00
Weighted Average: 73.61

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3.   DOCUMENTATION LEVEL

----------------------------------------------------------------------------------------------------------------------------
                                                                      % OF
                                                                    MORTGAGE
                                                                    POOL BY
                                                      AGGREGATE    AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                          NUMBER       CUT-OFF      CUT-OFF     AVERAGE    AVERAGE     AVERAGE    WEIGHTED
                                            OF          DATE          DATE       GROSS    REMAINING   COMBINED     AVERAGE
                                         MORTGAGE     PRINCIPAL    PRINCIPAL   INTEREST      TERM     ORIGINAL      FICO
DOCUMENTATION LEVEL                       LOANS      BALANCE ($)    BALANCE    RATE (%)    (MONTHS)      LTV        SCORE
----------------------------------------------------------------------------------------------------------------------------

Full Documentation                         346       46,018,906      58.03       8.663        355       74.18         525
----------------------------------------------------------------------------------------------------------------------------
Stated Documentation                       156       27,053,961      34.11       8.665        356       71.49         525
----------------------------------------------------------------------------------------------------------------------------
Limited/Alternate                           28        6,231,316       7.86       8.174        358       78.62         520
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     530       79,304,183     100.00       8.625        355       73.61         525
----------------------------------------------------------------------------------------------------------------------------

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4.   GEOGRAPHIC DISTRIBUTION BY STATE

----------------------------------------------------------------------------------------------------------------------------
                                                                      % OF
                                                                    MORTGAGE
                                                                    POOL BY
                                                      AGGREGATE    AGGREGATE   WEIGHTED    WEIGHTED   WEIGHTED
                                          NUMBER       CUT-OFF      CUT-OFF     AVERAGE    AVERAGE     AVERAGE    WEIGHTED
GEOGRAPHIC                                  OF          DATE          DATE       GROSS    REMAINING   COMBINED     AVERAGE
DISTRIBUTION                             MORTGAGE     PRINCIPAL    PRINCIPAL   INTEREST      TERM     ORIGINAL      FICO
BY STATE                                  LOANS      BALANCE ($)    BALANCE    RATE (%)    (MONTHS)      LTV        SCORE
----------------------------------------------------------------------------------------------------------------------------

Alabama                                      3          151,539       0.19      10.334        356       76.40         536
----------------------------------------------------------------------------------------------------------------------------
Arizona                                      7          824,875       1.04       9.329        358       81.08         524
----------------------------------------------------------------------------------------------------------------------------
Arkansas                                     8          561,110       0.71       9.858        321       74.07         527
----------------------------------------------------------------------------------------------------------------------------
California                                 128       27,682,557      34.91       8.097        357       70.51         523
----------------------------------------------------------------------------------------------------------------------------
Colorado                                     6          755,553       0.95       8.908        347       76.03         521
----------------------------------------------------------------------------------------------------------------------------
Connecticut                                  7          958,031       1.21       8.698        357       71.78         529
----------------------------------------------------------------------------------------------------------------------------
Delaware                                     2          372,488       0.47        8.57        358       79.10         511
----------------------------------------------------------------------------------------------------------------------------
Florida                                     81       10,567,614      13.33       8.616        355       75.67         528
----------------------------------------------------------------------------------------------------------------------------
Georgia                                     18        1,688,467       2.13      10.266        352       65.85         520
----------------------------------------------------------------------------------------------------------------------------
Hawaii                                       1          303,556       0.38       10.95        356       64.82         544
----------------------------------------------------------------------------------------------------------------------------
Idaho                                        2          391,227       0.49        8.36        357       80.99         510
----------------------------------------------------------------------------------------------------------------------------
Illinois                                    15        2,454,199       3.09       8.519        355       76.42         523
----------------------------------------------------------------------------------------------------------------------------
Indiana                                      3          239,430       0.30      10.287        357       79.15         508
----------------------------------------------------------------------------------------------------------------------------
Iowa                                         4          298,292       0.38       9.243        358       78.38         513
----------------------------------------------------------------------------------------------------------------------------
Kentucky                                     3          281,242       0.35       7.538        354       82.46         540
----------------------------------------------------------------------------------------------------------------------------
Louisiana                                   13          912,803       1.15      10.131        358       72.67         519
----------------------------------------------------------------------------------------------------------------------------
Maine                                        2          292,413       0.37       9.758        359       77.88         526
----------------------------------------------------------------------------------------------------------------------------
Maryland                                    18        3,450,605       4.35       8.534        353       76.72         527
----------------------------------------------------------------------------------------------------------------------------
Massachusetts                                6        1,811,490       2.28       8.335        357       78.03         525
----------------------------------------------------------------------------------------------------------------------------
Michigan                                    28        2,759,107       3.48        9.14        357       77.77         527
----------------------------------------------------------------------------------------------------------------------------
Minnesota                                    5          528,516       0.67       9.085        358       75.89         536
----------------------------------------------------------------------------------------------------------------------------
Mississippi                                 10          555,734       0.70      10.209        335       73.73         526
----------------------------------------------------------------------------------------------------------------------------
Missouri                                    12          971,198       1.22       9.583        353       76.70         513
----------------------------------------------------------------------------------------------------------------------------
Montana                                      1           51,910       0.07        8.79        357       80.00         530
----------------------------------------------------------------------------------------------------------------------------
Nebraska                                     2          136,082       0.17      10.381        296       75.03         524
----------------------------------------------------------------------------------------------------------------------------
Nevada                                       9        2,031,137       2.56       8.678        356       75.17         532
----------------------------------------------------------------------------------------------------------------------------
New Hampshire                                2          378,744       0.48       9.412        357       70.39         528
----------------------------------------------------------------------------------------------------------------------------
New Jersey                                   6          908,969       1.15      10.385        358       66.13         530
----------------------------------------------------------------------------------------------------------------------------
New York                                    22        4,538,313       5.72       8.603        357       74.71         520
----------------------------------------------------------------------------------------------------------------------------
North Carolina                              14        1,218,338       1.54       9.391        358       75.41         517
----------------------------------------------------------------------------------------------------------------------------
Ohio                                        15        1,552,256       1.96       8.718        348       80.72         527
----------------------------------------------------------------------------------------------------------------------------
Oklahoma                                     3          179,773       0.23       9.864        358       83.97         520
----------------------------------------------------------------------------------------------------------------------------
Oregon                                       9        1,471,587       1.86        8.48        357       79.06         526
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania                                13        1,276,323       1.61       9.224        357       76.41         527
----------------------------------------------------------------------------------------------------------------------------
Rhode Island                                 1           74,780       0.09         7.6        356       40.54         538
----------------------------------------------------------------------------------------------------------------------------
South Carolina                               1          169,016       0.21        8.94        359       90.00         536
----------------------------------------------------------------------------------------------------------------------------
South Dakota                                 2          132,323       0.17      10.651        358       82.31         535
----------------------------------------------------------------------------------------------------------------------------
Tennessee                                    5          301,673       0.38      10.608        357       72.65         512
----------------------------------------------------------------------------------------------------------------------------
Texas                                        7          669,906       0.84       9.369        357       81.60         529
----------------------------------------------------------------------------------------------------------------------------
Utah                                         2          203,559       0.26       8.729        358       76.78         528
----------------------------------------------------------------------------------------------------------------------------
Vermont                                      1           82,411       0.10       9.439        113       42.12         530
----------------------------------------------------------------------------------------------------------------------------
Virginia                                    20        3,436,067       4.33       8.619        357       67.53         525
----------------------------------------------------------------------------------------------------------------------------
Washington                                   5          911,425       1.15       7.764        357       82.43         524
----------------------------------------------------------------------------------------------------------------------------
West Virginia                                6          378,536       0.48      10.403        319       75.21         530
----------------------------------------------------------------------------------------------------------------------------
Wisconsin                                    2          389,006       0.49       8.352        354       76.69         515
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     530       79,304,183     100.00       8.625        355       73.61         525
----------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 45

                                       Top